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                                                                 EXHIBIT 99.1




FOR IMMEDIATE RELEASE
January 19, 2000

For information, contact:
Tim Brown, Conectiv, (302) 452-6496
Investor Contact:
Bob Marshall, Conectiv (302) 429-3114


                  CONECTIV TO SELL POWER PLANTS TO NRG ENERGY,
                                REPURCHASE SHARES
                     Conectiv Expands `Mid-Merit' Investment

WILMINGTON, DE -- Conectiv (NYSE: CIV), an energy and vital services provider serving the Mid-Atlantic region, today announced that it has signed an agreement to sell 1,875 megawatts of fossil-fired generation and related assets to NRG Energy of Minneapolis, a subsidiary of Northern States Power Company, for $800 million.

"Conectiv will continue to provide safe and reliable electric service to our customers," said Howard E. Cosgrove, Conectiv CEO. "We will do so by generating electricity from power plants we continue to own and by purchasing power as we have always done. We have taken steps to ensure that electricity will continue to be available to our customers." Cosgrove also noted that, at closing, a power purchase agreement between Delmarva Power & Light Company (DPL), a Conectiv subsidiary, and NRG will commence. The agreement will help DPL satisfy its obligation to provide electricity under Delaware and Maryland restructuring laws.

Conectiv will use proceeds from the sale for debt repayment, repurchases of common stock and new investments that are in line with the company's corporate growth objectives, including further expanding its mid-merit generation business.

Separately, Conectiv announced the Board of Directors' approval on January 17 of an additional 5 million share, open market common stock repurchase program.

"As we execute growth opportunities in the merchant generation business, we will also have the opportunity to repurchase shares from time to time," said Cosgrove.

 "The sale takes Conectiv closer to achieving its goal of exiting baseload and nuclear generation and focusing on more growth-oriented areas of the energy markets," said Cosgrove. Conectiv continues to own about 2,000 megawatts of mid-merit and peaking capacity with an additional 650 megawatts of mid-merit generation expected to be phased into service over the next few years. Conectiv is also evaluating other opportunities to add capacity to its already strong position in the regional merchant generation market, Cosgrove said.

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Cosgrove said, "The new $300 million gas-fired Hay Road plant that Conectiv plans to build in New Castle County, Delaware is a tangible sign of the fact that Conectiv intends to stay in the generation business. We are simply going to participate in the segment of the electric generation market in which we believe we can be most successful as greater competition takes hold in the industry," he said.

Specifically, the sale reflects Conectiv's previously announced business strategy to concentrate on the "mid merit" segment of the generation industry. The mid-merit market is composed of power plants that can come on line quickly and produce electricity when demand is high, then turn off quickly when demand drops. In addition, the majority of the Conectiv units can use multiple fuels, which can be selected for use based on price and availability. Typically, mid-merit plants have fixed non-fuel operating and maintenance costs that are less than baseload units. Concentrating on such flexible power plants is expected to give Conectiv a competitive advantage in this niche segment of the burgeoning wholesale power market.

Last year, the company also announced that it has entered into agreements for the sale of its interests in nuclear generating facilities, thereby substantially eliminating all of its nuclear liability. Conectiv will retain ownership of generation plants it considers to be strategic. The generating facilities included in today's sale announcement are:

     o B.L. England, a 447 MW coal- and oil-fired facility located in Cape May County, N.J.;

     o Deepwater, a 239 MW coal-, oil-, and natural gas-fired station located in Salem County, N.J.;

     o Indian River, a 784 MW coal-and oil-fired station located in Sussex County, Del.;

     o    Vienna Station, a 170 MW oil-fired facility located in Vienna, Md.;

     o 6.17 percent interest (106 MW) in the coal-fired Keystone Station located in Shelocta, Pa.; and

     o 7.55 percent interest (129 MW) in the coal-fired Conemaugh Station located in New Florence, Pa.

Subject to the receipt of required regulatory approvals, including expiration of the applicable waiting period under the Hart-Scott-Rodino Act, the sale is expected to close during the third quarter of 2000. "We will be working with state and federal regulators to obtain their approvals so that we can complete the sale in a timely manner," Cosgrove said.

"NRG is a proven performer in the operation, both domestically and abroad, of electric generation assets," Cosgrove said. "We will be working closely with them in the coming months to maximize opportunities for our employees, and also to ensure a smooth transition for the communities in which our power plants are located. Industry-wide, incumbent employees have fared well when electric power plants are sold. A skilled workforce was a key selling point in this transaction," he said.

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Conectiv, headquartered in Wilmington, Del., provides regulated electric and natural gas utility services and is also engaged in telecommunications and other non-regulated activities. Conectiv serves more than one million customers in New Jersey, Delaware, Maryland, Virginia and Pennsylvania.



            NAVIGANT CONSULTING, INC. AND CREDIT SUISSE FIRST BOSTON
                          ADVISED CONECTIV ON THE SALE.

Navigant Consulting, Inc. (NYSE: NCI) is a global management consulting firm that provides strategic, financial, management, and expert services to energy-based, network, and other regulated industries.

Credit Suisse First Boston, a leading global investment banking firm that provides comprehensive financial advisory, capital raising, and financial products for users and suppliers of capital around the world, also advised Conectiv in the sales process. The firm is wholly owned by the Zurich, Switzerland-based Credit Suisse Group.

FORWARD-LOOKING STATEMENTS

         The Private Securities Litigation Reform Act of 1995 (the "Litigation Reform Act") provides a "safe harbor" for forward-looking statements to encourage such disclosures without the threat of litigation, provided those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause the actual results to differ materially from those projected in the statement. Forward-looking statements have been made in this Press Release. Such statements are based on beliefs of Conectiv's (the "Company's") management ("Management") as well as assumptions made by and information currently available to Management. When used herein, the words "will," "anticipate," "estimate," "expect," "objective," and similar expressions are intended to identify forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following: deregulation of energy supply and telecommunications; the unbundling of delivery services; and increasingly competitive energy and telecommunications marketplace; results of any asset dispositions; sales retention and growth; federal and state regulatory actions; future litigation results; cost of construction; operating restrictions; increased costs and construction delays attributable to environmental regulations; nuclear decommissioning and the availability of reprocessing and storage facilities for spent nuclear fuel; and credit market concerns. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing list of factors pursuant to the Litigation Reform Act should not be construed as exhaustive or as admission regarding the adequacy of disclosures made prior to the effective date of the Litigation Reform Act.


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